UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2013

SANDY SPRING BANCORP, INC.

(Exact name of registrant as specified in its charter)

Maryland	000-19065	52-1532952
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17801 Georgia Avenue, Olney, Maryland 20832

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (301) 774-6400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 7, 2013, Sandy Spring Bancorp, Inc. (the “Company”) and its wholly owned subsidiary, Sandy Spring Bank (the “Bank”), entered into an amendment to the employment agreement with Daniel J. Schrider, President and Chief Executive Officer, that removed the provision that entitled him to receive an additional tax indemnification payment (a “gross-up” payment) if payments under his employment agreement or any other payments trigger liability under Sections 280G and 4999 of the Internal Revenue Code for an excise tax on “excess parachute payments” and replaced it with a provision that entitles Mr. Schrider to receive the greater of the following, whichever gives him the highest net after-tax amount: (a) the full payments and benefits provided for under the agreement, in which case he would be responsible for any resulting excise tax, or (b) one dollar less than the amount that would subject him to the excise tax.

Also on March 7, 2013, the Company and the Bank entered into amendments to the employment agreements with Philip J. Mantua and Joseph J. O’Brien, Jr. and to the Change in Control Agreements with Jeffrey A. Welch and R. Louis Caceres that modified the definition of “Good Reason” under the agreements. The amendment deletes the provision that permits the executive to resign for any reason during the sixty day period immediately following the first six months after a change in control and receive a severance benefit.

The foregoing description of the amendments to the Employment Agreements and Change in Control Agreements does not purport to be complete and is qualified in its entirety by reference to the amendments, which are attached hereto as Exhibit 10.1 through 10.5 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

Exhibits

Number	Description

10.1	Second Amendment to Employment Agreement Between Sandy Spring Bancorp, Inc., Sandy Spring Bank and Daniel J. Schrider Dated January 1, 2009

10.2	Amendment to Employment Agreement Between Sandy Spring Bancorp, Inc., Sandy Spring Bank and Philip J. Mantua Dated January 13, 2012

10.3	Amendment to Employment Agreement Between Sandy Spring Bancorp, Inc., Sandy Spring Bank and Joseph J. O’Brien, Jr. Dated January 13, 2012

10.4	Amendment to Change in Control Agreement Between Sandy Spring Bancorp, Inc., Sandy Spring Bank and R. Louis Caceres Dated March 9, 2012

10.5	Amendment to Change in Control Agreement Between Sandy Spring Bancorp, Inc., Sandy Spring Bank and Jeffrey A. Welch Dated March 9, 2012

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANDY SPRING BANCORP, INC.
(Registrant)

Date: March 7, 2013	By:	/s/ Ronald E. Kuykendall
Ronald E. Kuykendall
General Counsel and Secretary

3